SIGNATURES
EXHIBIT INDEX
Exhibit 10.16

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2004

NS GROUP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	1-9838	61-0985936

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

530 West Ninth Street, Newport, Kentucky 41071
(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 292-6809

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     NS Group, Inc. amended its financing and security agreement with The CIT Group/Business Credit, Inc., as of September 10, 2004. This amendment revised certain cash management procedures related to cash receipts.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

10.16	Amendment No. 4 to Financing and Security Agreement between The CIT Group/Business Credit, Inc. and Newport Steel Corporation and Koppel Steel Corporation, dated September 10, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.
September 15, 2004	By: /s/ Thomas J. Depenbrock Thomas J. Depenbrock Vice President - Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.16	Amendment No. 4 to Financing and Security Agreement between The CIT Group/Business Credit, Inc. and Newport Steel Corporation and Koppel Steel Corporation, dated September 10, 2004